UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

KYNTRA BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36740	77-0357827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Bay Street Suite 100 #6009
San Francisco, California		94133
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 978-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	KYNB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 30, 2026, Kyntra Bio, Inc. (the “Company” or “Kyntra Bio”) received a determination letter (“Determination”) from the Listing Qualifications Staff (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it had not yet demonstrated compliance with Nasdaq Listing Rule 5450(b) as of the September 29, 2026 deadline and that, as a result, the Staff had determined to delist the Company’s common stock from the Nasdaq Global Select Market.

The Company has timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”) to review the Staff Determination and to seek additional time to regain compliance with Nasdaq’s continued listing requirements. The hearing request stays the suspension of the Company’s securities and the filing of a Form 25-NSE pending the Panel’s written decision. An extension period could be up to 180 days from the Staff delisting Determination pursuant to Listing Rule 5815(c)(1)(A). Accordingly, the Company’s common stock will remain listed and continue to trade on the Nasdaq Global Select Market under the symbol “KYNB” pending the Panel’s decision.

As previously disclosed, on April 2, 2026, Kyntra Bio received notice from the Staff of Nasdaq that the Company was not in compliance with the continued listing requirements of Nasdaq Listing Rule 5450(b)(3)(A), which requires total assets and total revenue of at least $50 million each for the most recently completed fiscal year or two of the three most recently completed fiscal years. The Company also did not satisfy the alternative stockholders’ equity or market value of listed securities standards under Nasdaq Listing Rule 5450(b).

The Company is actively preparing a compliance plan for the Panel; however, there can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will be able to regain compliance with the applicable continued listing requirements within any extension period that may be granted by the Panel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYNTRA BIO, INC.

Date:	October 6, 2026	By:	/s/ John Alden
John Alden General Counsel